Acquisition of Contango Strategies Ltd	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about business combination [abstract]
Disclosure Of Acquisition Of Contango Strategies Ltd [Text Block]
7.	Acquisition of Contango Strategies Ltd.

On June 15, 2018 the Corporation’s wholly owned subsidiary, AEG, completed the acquisition of Contango Strategies Ltd. (“Contango”), a private Corporation based in Saskatoon, Saskatchewan.
The acquisition of Contango is considered a business combination under IFRS 3.

Contango has developed technologies beneficial to the Corporation with synergies formed that will allow the Corporation to pursue new opportunities. AEG acquired
100% of the outstanding common shares of Contango in exchange for consideration of $1,388,000 comprising $971,600 in cash and 237,999 common shares of Alexco at a value of $416,400. The common shares were valued at $1.75 per share reflecting the market price on the date of issuance. Settlement of the consideration is in two tranches with $1,018,000 (comprising $601,600 in cash and $416,400 in Alexco common shares) having been paid on closing with the remaining $370,000 cash payment to be made on the first anniversary of the closing of the transaction. The acquisition includes all of Contango’s operations including $450,000 in working capital and property, plant and equipment.

Acquisition related costs in the amount of $28,000 were incurred and have been recognized as an expense in the consolidated statement of loss, as part of other expenses.

Goodwill of $550,000 is recognized and is primarily related to growth expectation, expected future profitability and the substantial skill and expertise of Contango’s employees. Goodwill is reflected on the Balance Sheet under intangible assets and is not expected to be deductible for tax purposes.

The allocation of the purchase price is preliminary and may vary based upon the completion of additional valuation procedures and finalization of working capital adjustments pursuant to the purchase agreement.

The date of the acquisition for accounting purposes is June 15, 2018 being the closing date of the share purchase agreement and the date the consideration was settled. The preliminary allocation of the purchase price of Contango based on management’s estimate of fair values is as follows:

Fair value of consideration
Amount settled in cash	$602
Fair value of common shares issued	416
Fair value of cash to be settled in one year	370
Total fair value of consideration	$1,388

Fair value of identifiable assets acquired and liabilities assumed from Contango:
Cash and cash equivalents	66
Accounts and other receivables	618
Inventory	102
Prepaid expenses	54
Property, plant and equipment	333
Accounts payable and accrued liabilities	(335)
Net identifiable assets acquired and liabilities assumed	$838

Goodwill on acquisition	$550

Net cash outflow on acquisition	$536

Acquisition costs charged to expenses	$28

Below is a proforma summary of the revenues, cost of sales and net income (loss) incurred by Contango for the period January 1, 2018 to June 14, 2018 combined with the revenue, cost of sales and net loss for Alexco for the year ended December 31, 2018. Revenue since the date of acquisition was $1.4 million:

	Contango Strategies Ltd.	Alexco Resource Corp.	Proforma Combined Entities

Selected Financial Information	For the period January 1, 2018 to June 14, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018

Environmental services revenue	$1,162	$19,880	$21,042

Costs of sales and other expenses	1,026	28,381	29,407

Net income (loss)	$136	$(8,501)	$(8,365)